BARCLAYS GLOBAL INVESTORS FUNDS

Bond Index Fund

S&P 500 Stock Fund

Supplement dated December 20, 2006 to the

Prospectus dated May 1, 2006, as previously supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following information replaces the first three paragraphs in the “Portfolio Managers” section on page 13 of the Prospectus:

Bond Index Fund

As of October 1, 2006, Rachel Baratiak is no longer a Portfolio Manager for the Bond Index Master Portfolio. Lee Sterne and John Sulski (the “Bond Index Portfolio Managers”) are primarily responsible for the day-to-day management of the Bond Index Master Portfolio. Each Bond Index Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each Bond Index Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Mr. Sterne is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since August 1996.

Mr. Sulski is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since October 2006. Mr. Sulski has been a portfolio manager and credit trader with BGFA and BGI since June 2004. Prior to joining BGI, Mr. Sulski received a Master’s of Financial Engineering from the Haas School of Business, University of California Berkeley, which he attended from 2003 to 2004. From 2002 to 2003, Mr. Sulski was employed by Collabnet, Inc. as a Manager and Information Technology Consultant, and prior to that he was employed by Consilent, Inc. as Director to the Professional Services Group from 2000 to 2002.

BGF-A-BF-1206

BARCLAYS GLOBAL INVESTORS FUNDS

Bond Index Fund

S&P 500 Stock Fund

Supplement dated December 20, 2006 to the

Statement of Additional Information (“SAI”) dated May 1, 2006, as previously supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the SAI. Defined terms not otherwise defined in this Supplement have the same meaning as set forth in the SAI.

As of November 6, 2006, Richard K. Lyons has resigned from his position on the Board of Trustees of Barclays Global Investors Funds. Leo Soong has been appointed by the Board of Trustees to replace Mr. Lyons as Lead Independent Trustee. The preceding two sentences replace the information found in the first sentence on page 17 in the “Management” section of the SAI.

As of October 1, 2006, Rachel Baratiak is no longer a Portfolio Manager for the Bond Index Master Portfolio. The following information, therefore, replaces the similar information for Ms. Baratiak found under the heading “Portfolio Managers” beginning on page 26 of the SAI:

As of September 30, 2006, John Sulski was also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Bond Index Master Portfolio, as indicated in the table below:

	Registered Investment Company	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts	1	2	16
Net Assets as of 9/30/06	$205,634,000	$3,329,337,000	$7,263,019,000

The below table reflects, for John Sulski, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of September 30, 2006.

	Number of other Accounts Managed	Aggregate of Total Assets
Registered Investment Companies	Not Applicable	$0
Other Pooled Investment Vehicles	Not Applicable	$0
Other Accounts	Not Applicable	$0

As of September 30, 2006, John Sulski beneficially owned interests in the Bond Index Fund that invests in the Master Portfolio for which he is primarily responsible for the day-to-day management in amounts reflected in the following table:

None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
X

BGF-SAI-SP-1206